U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐  Emerging growth company

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 6, 2018, iBio, Inc., a Delaware corporation (the “Company”) received notice from NYSE American LLC (the “Exchange”) that the Company currently is below the Exchange’s continued listing standards set forth in Section 1003(a)(iii) of the NYSE American Company Guide, which applies if a listed company has stockholders’ equity of less than $6,000,000 and has sustained losses from continuing operations and/or net losses in its five most recent fiscal years. The Exchange indicated that a review of the Company shows that the Company is below compliance with Section 1003(a)(iii) since it reported stockholders’ equity of $4.2 million as of March 31, 2018 and net losses in its five most recent fiscal years.

The Company must submit a plan of compliance to the Exchange by July 6, 2018 that explains how the Company intends to regain compliance with Section 1003(a)(iii) of the Company Guide by December 6, 2019. If the Company does not submit a plan of compliance, or the plan is not accepted by the Exchange or if the Company does not make progress consistent with the plan, the Company will be subject to delisting procedures as set forth in Section 1010 and Part 12 of the Company Guide. If the plan is accepted by the Exchange, the Company will be subject to periodic reviews including quarterly monitoring for compliance with the plan.

The Company’s management is pursuing options to address the deficiency and the Company believes it can provide the Exchange with a satisfactory plan by July 6, 2018, to show that it will be able to return to compliance with Section 1003(a)(iii) of the NYSE American Company Guide by December 6, 2019.

A copy of the press release announcing this event is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 8, 2018 issued by iBio, Inc.*

*Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: June 8, 2018	By:	/s/ Robert B. Kay
Robert B. Kay
Executive Chairman and CEO